INCENTIVE STOCK OPTION AGREEMENT FOR EMPLOYEES
                   (Without Limited Stock Appreciation Rights)


OPTIONEE:
         ---------------------------------

DATE OF GRANT:
              ------------------------------------


     AGREEMENT between Racom Systems, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

     The Company and Optionee agree as follows:

1. Grant of Option.
-------------------

     Optionee is hereby granted an Incentive Stock Option, within the meaning of
Section 422 of the Code (the "Option"), to purchase Common Stock of the Company pursuant to the Racom Systems, Inc. 1993 Employee Stock Plan (the "Plan"). The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.
-----------------

     The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3. Number and Price of Shares.
------------------------------

     The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.
-------------------

     Unless sooner terminated as provided in Section 5.4 or Section 13 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

5. Manner of Exercise.
----------------------

     Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6. Time of Exercise.
--------------------

     The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7. Stock Restriction Agreement.
-------------------------------

     Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

8. Nontransferability of Option.
--------------------------------

     The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

9. Withholding for Taxes.
-------------------------

     Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option or any disqualifying disposition of the Common Stock acquired upon exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.


10. Legends.
------------

     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.

11. Employee Benefits.
----------------------

     Optionee agrees that the grant and vesting of the Option and receipt of shares of Common Stock upon exercise of the Option constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12. Amendment.
--------------

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

13. Interpretation.
-------------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14. Receipt of Plan.
--------------------

     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15. Governing Law.
------------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

16. Miscellaneous.
------------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on ____________________, effective as of the date of grant.


                                  RACOM SYSTEMS, INC.



                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------
                                  Address:
                                          ---------------------------

                                  -----------------------------------

                                  -----------------------------------











                                  OPTIONEE



                                  -----------------------------------

                                  Address:
                                          ---------------------------

                                  -----------------------------------

                                  -----------------------------------

                                    SCHEDULES
                                       to
                 INCENTIVE STOCK OPTION AGREEMENT FOR EMPLOYEES
                   (Without Limited Stock Appreciation Rights)


Schedule
--------

3A  Number of Shares of Stock:
                              --------------------------------------------------
3B  Purchase Price per Share:
                             ---------------------------------------------------
4   Expiration Date:
                    ------------------------------------------------------------
6   Vesting Schedule:


                                              Cumulative Number of Options
          Date                                Which Have Become Exercisable
          ----                                -----------------------------

         --------                                      ---------
         --------                                      ---------
         --------                                      ---------
         --------                                      ---------
         --------                                      ---------


     Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option shall be vested and exercisable until the following conditions have been satisfied:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 INCENTIVE STOCK OPTION AGREEMENT FOR EMPLOYEES
                    (With Limited Stock Appreciation Rights)


OPTIONEE:
          ---------------------------------

DATE OF GRANT:
              -----------------------------


     AGREEMENT between Racom Systems, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

     The Company and Optionee agree as follows:

1. Grant of Option and Limited SARs.
   --------------------------------

     Optionee is hereby granted (i) an Incentive Stock Option, within the meaning of Section 422 of the Code, to purchase Common Stock of the Company (the "Option") and (ii) Limited SARs with respect to all of the shares of Common Stock covered by the Option (the "Limited SAR"). Such grant is made pursuant to the Racom Systems, Inc. 1993 Employee Stock Plan (the "Plan"). The Option, the Limited SAR and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.
   --------------

     The date of the grant of the Option and the Limited SAR is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3. Number and Price of Shares.
   ---------------------------

     The number of shares as to which the Option and the Limited SAR is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.
   ----------------

     Unless sooner terminated as provided in Section 5.4 or Section 13 of the Plan, the Option and the Limited SAR shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option or the Limited SAR be exercisable after that date.

5. Manner of Exercise.
   -------------------

     Except as provided in this Agreement, the Option and the Limited SAR shall be exercisable, in whole or in part, from time to time, in the manner provided in Sections 8 and 12.2 of the Plan.

6. Time of Exercise.
   -----------------

     The Option and the Limited SAR granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option and the Limited SAR until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7. Stock Restriction Agreement.
   ----------------------------

     Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

8. Nontransferability of Option and Limited SAR.
   ---------------------------------------------

     The Option and the Limited SAR is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option and the Limited SAR shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or the Limited SAR contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or the Limited SAR, the Option and the Limited SAR shall immediately become null and void.

9. Withholding for Taxes.
   ----------------------

     Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option or the Limited SAR or any disqualifying disposition of the Common Stock acquired upon exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

10. Legends.
    --------

     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.

11. Employee Benefits.
    ------------------

     Optionee agrees that the grant and vesting of the Option and the Limited SAR, the receipt of shares of Common Stock upon exercise of the Option and the receipt of cash upon exercise of the Limited SAR constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12. Amendment.
    ----------

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option and the Limited SAR, or accept the surrender of the Option and the Limited SAR to the extent not theretofore exercised and authorize the granting of new Options and Limited SARs in substitution therefor, except that no such action shall diminish or impair the rights under the Option or the Limited SAR without the consent of the Optionee.

13. Interpretation.
    ---------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14. Receipt of Plan.
    ---------------

     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15. Governing Law.
    --------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

16. Miscellaneous.
    --------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on ____________________, effective as of the date of grant.


                                       RACOM SYSTEMS, INC.



                                       By:
                                           -------------------------------

                                       Title:
                                             -----------------------------

                                       Address:
                                                --------------------------

                                       -----------------------------------

                                       -----------------------------------


                                       OPTIONEE



                                       -----------------------------------

                                       Address:
                                                --------------------------

                                       -----------------------------------

                                       -----------------------------------

                                    SCHEDULES
                                       to
                 INCENTIVE STOCK OPTION AGREEMENT FOR EMPLOYEES
                    (With Limited Stock Appreciation Rights)


Schedule
--------

3A  Number of Shares of Stock:
    --------------------------  ------------------------------------------------

3B  Purchase Price per Share:
    -------------------------   ------------------------------------------------

4   Expiration Date:
    ----------------  ----------------------------------------------------------

6   Vesting Schedule:
    ----------------

                                  Cumulative Number of Options and Limited SARs
          Date                             Which Have Become Exercisable

         --------                                   -------------
         --------                                   -------------
         --------                                   -------------

     Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option or the Limited SAR shall be vested and exercisable until the following conditions have been satisfied:

                NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES
                   (Without Limited Stock Appreciation Rights)


OPTIONEE:
          -----------------------------

DATE OF GRANT:
              -------------------------


     AGREEMENT between Racom Systems, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

     The Company and Optionee agree as follows:

1. Grant of Option.
   ----------------

     Optionee is hereby granted a Nonqualified Stock Option (the "Option") to purchase Common Stock of the Company pursuant to the Racom Systems, Inc. 1993 Employee Stock Plan (the "Plan"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.
   --------------

     The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3. Number and Price of Shares.
   ---------------------------

     The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.
   ----------------

     Unless sooner terminated as provided in Section 5.4 or Section 13 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

5. Manner of Exercise.
   -------------------

     Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6. Time of Exercise.
   -----------------

     The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7. Stock Restriction Agreement.
   ----------------------------

     Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

8. Nontransferability of Option.
   -----------------------------

     The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

9. Withholding for Taxes.
   ----------------------

     Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

10. Legends.
    --------

     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

11. Employee Benefits.
    ------------------

     Optionee agrees that the grant and vesting of the Option and receipt of shares of Common Stock upon exercise of the Option constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12. Amendment.
    ----------

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

13. Interpretation.
    ---------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14. Receipt of Plan.
    ----------------

     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15. Governing Law.
    --------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

16. Miscellaneous.
    --------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.


                                     RACOM SYSTEMS, INC.



                                     By:
                                         -------------------------------

                                     Title:
                                            ----------------------------

                                     Address:
                                              --------------------------

                                     -----------------------------------

                                     -----------------------------------


                                     OPTIONEE



                                     -----------------------------------

                                     Address:
                                              --------------------------

                                     -----------------------------------

                                     -----------------------------------

                                    SCHEDULES
                                       to
                NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES
                   (Without Limited Stock Appreciation Rights)


Schedule
--------

3A  Number of Shares of Stock:
    --------------------------   -----------------------------------------------

3B  Purchase Price per Share:
    -------------------------    -----------------------------------------------

4   Expiration Date:
    ----------------    --------------------------------------------------------

6   Vesting Schedule:
    -----------------   --------------------------------------------------------


                                              Cumulative Number of Options
          Date                                Which Have Become Exercisable
          ----                                -----------------------------

         --------                                      ---------
         --------                                      ---------
         --------                                      ---------
         --------                                      ---------
         --------                                      ---------


     Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option shall be vested and exercisable until the following conditions have been satisfied:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES
                    (With Limited Stock Appreciation Rights)


OPTIONEE:
          --------------------------------

DATE OF GRANT:
               ---------------------------


     AGREEMENT between Racom Systems, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

     The Company and Optionee agree as follows:

1. Grant of Option and Limited SARs.
   ---------------------------------

     Optionee is hereby granted (i) a Nonqualified Stock Option to purchase Common Stock of the Company (the "Option") and (ii) Limited SARs with respect to all of the shares of Common Stock covered by the Option (the "Limited SAR"). Such grant is made pursuant to the Racom Systems, Inc. 1993 Employee Stock Plan (the "Plan"). The Option, the Limited SAR and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.
   --------------

     The date of the grant of the Option and the Limited SAR is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3. Number and Price of Shares.
   ---------------------------

     The number of shares as to which the Option and the Limited SAR is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.
   ----------------

     Unless sooner terminated as provided in Section 5.4 or Section 13 of the Plan, the Option and the Limited SAR shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option or the Limited SAR be exercisable after that date.

5. Manner of Exercise.
   -------------------

     Except as provided in this Agreement, the Option and the Limited SAR shall be exercisable, in whole or in part, from time to time, in the manner provided in Sections 8 and 12.2 of the Plan.

6. Time of Exercise.
   -----------------

     The Option and the Limited SAR granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option and the Limited SAR until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7. Stock Restriction Agreement.
   ----------------------------

     Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

8. Nontransferability of Option and the Limited SAR.
   -------------------------------------------------

     The Option and the Limited SAR is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option and the Limited SAR shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or the Limited SAR contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or the Limited SAR, the Option and the Limited SAR shall immediately become null and void.

9. Withholding for Taxes.
   ----------------------

     Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option or the Limited SAR. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

10. Legends.
    --------

     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

11. Employee Benefits.
    -------------------

     Optionee agrees that the grant and vesting of the Option and the Limited SAR, the receipt of shares of Common Stock upon exercise of the Option and the receipt of cash upon exercise of the Limited SAR constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12. Amendment.
    ----------

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option and the Limited SAR, or accept the surrender of the Option and the Limited SAR to the extent not theretofore exercised and authorize the granting of new Options and Limited SARs in substitution therefor, except that no such action shall diminish or impair the rights under the Option or the Limited SAR without the consent of the Optionee.

13. Interpretation.
    ---------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14. Receipt of Plan.
    ----------------

     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15. Governing Law.
    --------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

16. Miscellaneous.
    --------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.


                                     RACOM SYSTEMS, INC.



                                     By:
                                         -------------------------------

                                     Title:
                                            ----------------------------

                                     Address:
                                              --------------------------

                                     -----------------------------------

                                     -----------------------------------


                                     OPTIONEE



                                     -----------------------------------

                                     Address:
                                              --------------------------

                                     -----------------------------------

                                     -----------------------------------

                                   SCHEDULES
                                       to
                NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES
                   (Without Limited Stock Appreciation Rights)


Schedule
--------

3A  Number of Shares of Stock:
    --------------------------   -----------------------------------------------

3B  Purchase Price per Share:
    -------------------------    -----------------------------------------------

4   Expiration Date:
    ----------------    --------------------------------------------------------

6   Vesting Schedule:
    -----------------   --------------------------------------------------------


                                              Cumulative Number of Options
          Date                                       and LImited SARs
                                              Which Have Become Exercisable
          ----                                -----------------------------

         --------                                      ---------
         --------                                      ---------
         --------                                      ---------
         --------                                      ---------
         --------                                      ---------


     Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option or the Limited SAR shall be vested and exercisable until the following conditions have been satisfied:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RESTRICTED STOCK AGREEMENT FOR EMPLOYEES


GRANTEE:
        -----------------------------------

DATE OF GRANT:
               ----------------------------


     AGREEMENT between Racom Systems, Inc. (the "Company"), and the above named Grantee ("Grantee"), an employee of the Company or a Subsidiary thereof.

     The Company and Grantee agree as follows:

1. Grant of Restricted Stock.
   --------------------------

     Optionee is hereby granted Restricted Stock (the "Restricted Stock Award") pursuant to the Racom Systems, Inc. 1993 Employee Stock Plan (the "Plan"). The Restricted Stock Award and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.
   --------------

     The date of the grant of the Restricted Stock Award is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3. Number and Price of Shares.
   ---------------------------

     The number of shares as to which the Restricted Stock Award is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share of Restricted Stock, if any, is the amount set forth in Schedule 3B to this Agreement. The Restricted Stock Award shall expire and shall be null and void to the extent Grantee fails to pay the purchase price of the Restricted Stock, if any, by the 30th day following the date of grant.

4. Vesting of Restricted Stock Award.
   ----------------------------------

     The Restricted Stock Award shall become vested in the installments, on the dates and subject to the conditions set forth in Schedule 4; provided, however, that Grantee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Restricted Stock Award until the date specified on Schedule 4 or until the conditions specified on Schedule 4 have been satisfied.

5. Issuance of Certificates.
   --------------------------

     The stock certificate or certificates representing the Restricted Stock shall be registered in the name of Grantee but shall remain in the custody of the Company. Grantee shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited in accordance with the Plan and this Agreement. As soon as practicable after Grantee has satisfied any applicable restrictions, terms and conditions set forth in the Plan or in this Agreement with respect to a Restricted Stock Award, and subject to the provisions of Sections 10 and 11 of the Plan, the Company shall issue or transfer to Grantee the number of shares of Common Stock as to which the Restricted Stock Award has been satisfied and shall deliver to Grantee a certificate or certificates therefor, registered in Grantee's name.

6. Forfeiture.
   -----------

     In the event that Grantee terminates employment with the Company for any reason, including the death or disability of Grantee, or otherwise fails to meet any conditions to the vesting of the Restricted Stock within the allotted time period, any Restricted Stock held by Grantee as of the date of such termination of employment, and any Restricted Stock subject to such conditions, shall be forfeited to the Company. The Company shall, within ten days of such forfeiture, pay to the Grantee the purchase price, if any, paid by the Grantee for the shares of Restricted Stock so forfeited. The Company and its officers are authorized to reflect the forfeiture of Restricted Stock on the books of the Company.

7. Non-transferability.
   --------------------

     Grantee may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock Award or the right to receive the Restricted Stock during the Restriction Period. Any attempt to transfer, pledge, exchange, encumber or dispose of the Restricted Stock Award or the Restricted Stock, contrary to the provisions hereof, and levy of any attachment or similar process upon the Restricted Stock Award or the Restricted Stock, shall be null and void. Furthermore, the Company shall not recognize or give effect to such transfers on its books and records or recognize the person or persons to whom such purported transfer has been made as the legal or beneficial owner of the Restricted Stock Award or the Restricted Stock.

8. Withholding.

     Grantee shall reimburse the Company, in cash or by certified or bank cashier's check, within ten days after the vesting of any Restricted Stock for any federal, state or local taxes required by law to be withheld. The Company shall have the right to deduct from any salary or other payments to be made to Grantee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Restricted Stock following vesting shall be subject to the payment by Grantee of any applicable federal, state and local withholding tax.

9. Legends.
   --------

     Certificates representing shares of Restricted Stock shall bear the following legend:

                       NOTICE OF RESTRICTIONS ON TRANSFER
                       ----------------------------------

          THIS  CERTIFICATE  AND THE  SHARES OF STOCK  REPRE  SENTED  HEREBY ARE
          SUBJECT TO THE PROVISIONS OF THE COMPANY'S 1993 EMPLOYEE STOCK PLAN AND A RESTRICTED STOCK AGREEMENT, WHEREBY THE TRAN SFER IN ANY MANNER OF SUCH SHARES OF STOCK OR ANY INTEREST THEREIN IS RESTRICTED AND THE SHARES OF STOCK ARE SUBJECT TO FORFEITURE. A COPY OF SAID PLAN AND SAID AGREEMENT IS ON FILE AT THE REGISTERED OFFICE OF THE COMPANY WHERE IT MAY BE INSPECTED.

To the extent that restrictions on the Restricted Stock have lapsed, certificates bearing the legend provided for herein may be submitted to the Company, and the Company shall reissue such certificates free of such legend. Certificates representing Restricted Stock and Common Stock acquired upon vesting of the Restricted Stock may contain such further legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer until there has been compliance with federal and state securities laws.

10. Stock Restriction Agreement.
    ----------------------------

     Concurrent with the execution of this Agreement, Grantee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction Agreement shall be a condition precedent to the right to receive the Restricted Stock Award.

11. Employee Benefits.

     Grantee agrees that the Restricted Stock Award and vesting of Restricted Stock constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12. Interpretation.
    ---------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

13. Receipt of Plan.
    ----------------

     By entering into this Agreement, Grantee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

14. Governing Law.
    --------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

15. Miscellaneous.
    --------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 15.

     IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Grantee have executed this Agreement on _____________, effective as of the date of grant.


                                     RACOM SYSTEMS, INC.



                                     By:
                                         -------------------------------

                                     Title:
                                            ----------------------------

                                     Address:
                                              --------------------------

                                     -----------------------------------

                                     -----------------------------------


                                     OPTIONEE



                                     -----------------------------------

                                     Address:
                                              --------------------------

                                     -----------------------------------

                                     -----------------------------------

                                    SCHEDULES
                                       to
                    RESTRICTED STOCK AGREEMENT FOR EMPLOYEES


Schedule
--------

3A  Number of Shares of Stock:
    -------------------------   ------------------------------------------------

3B  Purchase Price per Share:
    -------------------------   ------------------------------------------------

4   Vesting:
    -------

                                              Cumulative Number of Shares
          Date                                   Which Have Become Vested

         --------                                       ---------
         --------                                       ---------
         --------                                       ---------


     Additional Conditions to Vesting: Notwithstanding the foregoing, the Restricted Stock shall be subject to the following additional conditions upon vesting:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------